QuickLinks -- Click here to rapidly navigate through this document

Exhibit F

FORM OF PURCHASE AGREEMENT

    THIS PURCHASE AGREEMENT is made as of the      day of September, 2000, by and between STAAR Surgical Company (the "Company"), a corporation organized under the laws of the State of Delaware, with its principal offices at 1911 Walker Avenue, Monrovia, California 91016, and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

    IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

    1.  Sale and Purchase of the Shares.  The Company has authorized the sale of up to 1,500,000 shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock"), of the Company on the terms and subject to the conditions set forth in this Agreement. At the Closing (as defined in Section 3), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions contained in this Agreement, the number of Shares specified below such Purchaser's name on the signature page attached hereto at the price set forth thereto.

    2.  Other Purchasers.  The Company intends to enter into this same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of the Shares to them. The Purchaser's obligations hereunder are expressly not subject to or conditioned on the purchase of the Shares by any or all of the Other Purchasers.

    3.  Closing; Delivery; Conditions.

    3.1  Closing.  The purchase and sale of the Shares (the "Closing") shall occur as soon as practicable after the execution of this Agreement by the Company and the Purchasers at the time and location (the "Closing Date") agreed upon by the Company and the Placement Agent (as defined herein). The Placement Agent will promptly notify the Purchasers of the Closing Date by facsimile transmission or otherwise.

    3.2  Delivery of the Shares.  Subject to the satisfaction of the conditions set forth below, at the Closing, the Company will deliver to each Purchaser one or more stock certificates, registered in the name of such Purchaser, representing the number of Shares to be purchased by such Purchaser as set forth opposite such Purchaser's name on the signature page hereto and bearing an appropriate legend stating that the Shares have not been registered under the Securities Act (as defined herein) and cannot be sold unless registered under the Securities Act, or an exemption from registration is available. Such deliveries shall be made against payment of the purchase price therefore (the "Purchase Price") by wire transfers to the respective accounts as designated in writing by the Company, of immediately available funds in the respective amounts set forth on the signature page hereto, as the case may be, at least two business days prior to the Closing. The name(s) in which the stock certificate are to be registered are set forth in the Stock Certificates Questionnaire attached hereto as part of Appendix I.

    3.3  Closing Conditions.

    (a) The Company's respective obligations to complete the purchase and sale of the Shares and deliver the stock certificates representing the Shares to the Purchasers at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:

      (1) receipt by the Company of same-day funds in the full amount of the Purchase Price for the Shares being purchased hereunder; and

      (2) the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those obligations of the Purchasers to be fulfilled prior to the Closing.

    (b) The Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the accuracy in all material respects of the representations and warranties made by the Company herein and the fulfillment in all material respects of those obligations of the Company to be fulfilled prior to the Closing.

    4.  Certain Definitions.  Unless the context otherwise requires, the terms defined in this Section 4 shall have the meaning herein specified for purposes of this Agreement.

    "Agreement" means this agreement, including the exhibits and appendices thereto.

    "Agreements" means this Agreement and the agreements executed by the Other Purchasers, collectively.

    "Commission" means the Securities and Exchange Commission.

    "Exchange Act" means the Securities and Exchange Act of 1934, as amended from time to time.

    "Material Adverse Change" means a material adverse change in the condition (financial or otherwise), properties, business, or results of operations of the Company and its Subsidiaries taken as a whole.

    "Material Adverse Effect" means a material adverse effect on the condition (financial or otherwise), properties, business, or results of operations of the Company and its Subsidiaries taken as a whole.

    "Placement Agent" means CIBC World Markets Corp., and Adams, Harkness & Hill, Inc.

    "Purchasers" means the Purchaser and the Other Purchasers.

    "Private Placement Memorandum" means the Confidential Private Placement Memorandum dated September 11, 2000, including all exhibits thereto.

    "Registration Statement" means the registration statement on Form S-3, as may be amended, that will be filed pursuant to the Private Placement Memorandum with the Commission covering the re-sale of the Shares.

    "Securities Act" means the Securities Act of 1933, as amended from time to time.

    5.  Representations, Warranties and Covenants of the Company.  The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

    5.1  Organization and Qualification.  The Company (and each such subsidiary or other entity controlled directly or indirectly by the Company (the "Subsidiaries") is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. The Company and each of its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation (or other entity) in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties, owned, leased or licensed by it requires such qualification, except where failure to so qualify or to be in good standing would not have a Material Adverse Effect.

    5.2  Authorized Capital Stock.  The Company had the authorized and outstanding capital stock set forth under the heading "Capitalization" in the Private Placement Memorandum, as of the date set forth therein. All of the issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance in all material respects with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Private Placement Memorandum. Except as disclosed in or contemplated by the Private Placement Memorandum, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock.

    5.3  Shares.  The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in the Agreements, will be duly authorized, validly issued, fully paid and nonassessable, and will conform in all material respects to the description thereof set forth in the Private Placement Memorandum. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

    5.4  Corporate Acts and Proceedings.  The Company has full legal right, corporate power and authority to enter into the Agreements and perform the transactions contemplated hereby and thereby. The Agreements have been duly and validly authorized, executed and delivered by the Company. The execution, delivery and performance of the Agreements by the Company or its Subsidiaries and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Company and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or the Subsidiaries are a party or by which the Company or the Subsidiaries or their respective properties may be bound or affected and in each case which would have a Material Adverse Effect or, to the Company's knowledge, under any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or its Subsidiaries or their respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares. Upon their execution and delivery, and assuming the valid execution thereof by the respective Purchasers and payment of their respective Purchase Price, the Agreements will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 9 hereof may be legally unenforceable.

    5.5  Contracts.  The contracts described in the Private Placement Memorandum as being in effect on the date hereof that are material to the Company, are in full force and effect on the date hereof; and neither the Company nor its Subsidiaries, nor, to the Company's knowledge, is any other party in breach of or default under any of such contracts which would have a Material Adverse Effect.

    5.6  No Actions.  Other than as described in the Private Placement Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, overtly threatened to which the Company or its Subsidiaries are or may be a party or of which property owned or leased by the Company or its Subsidiaries are or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, might prevent or might reasonably be expected to materially and adversely affect the transactions contemplated by this Agreement or result in a Material Adverse Change; and no labor disturbance by the employees of the Company exists, to the Company's knowledge, or is imminent which might reasonably be expected to have a Material Adverse Effect. Neither the Company nor its Subsidiaries is a party to or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.

    5.7  Properties.  The Company and each of its Subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property reflected as owned by them in the consolidated financial statements included in the Private Placement Memorandum. Such property is not subject to any lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such consolidated financial statements (including the notes thereto), or (ii) those which are not material in amount and do not adversely affect the use of such property by the Company or its Subsidiaries. Any property or building held under lease by the Company or its Subsidiaries is held under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, and defects except such as would not have a Material Adverse Effect. Except as disclosed in the Private Placement Memorandum and except for the property referred to in Section 5.8, each of the Company and its Subsidiaries owns or leases all such properties as are necessary to its operations as now conducted.

    5.8  Proprietary Rights.  Except as disclosed in the Private Placement Memorandum, (i) to the Company's knowledge, the Company has filed for or holds rights, licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of the Company's business as currently conducted (collectively, the "Intellectual Property"); and (ii) to the Company's knowledge (for each of the following subsections (a) through (e)): (a) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to the Company for the products described in the Private Placement Memorandum in the case of any business the Company has or intends to conduct during the year ending December 31, 2000 that would preclude the Company from conducting its business as currently conducted and as the Private Placement Memorandum indicates the Company contemplates conducting; (b) there are currently no sales of any products that would constitute an infringement by a third party of any Intellectual Property owned, licensed or optioned by the Company; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any Intellectual Property owned, licensed or optioned by the Company, other than claims which would not be reasonably expected to have a Material Adverse Effect; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company, other than claims which would not be reasonably expected to have a Material Adverse Effect; and (e) there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than claims which would not be reasonably expected to have a Material Adverse Effect.

    5.9  No Material Adverse Change.  Since June 30, 2000, and except as disclosed in the Private Placement Memorandum, (i) neither the Company nor its Subsidiaries have incurred any material liabilities or obligations, indirect, or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company; (ii) neither the Company nor its Subsidiaries have sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) neither the Company nor its Subsidiaries have paid or declared any dividends or other distributions with respect to its capital stock and the Company and its Subsidiaries are not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company or its Subsidiaries other than the sale of the Shares hereunder and shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company's or the Subsidiaries' Board of Directors, as the case may be, or indebtedness material to the Company or its Subsidiaries (other than in the ordinary course of business); and (v) there has not been a Material Adverse Change.

    5.10  Financial Statement.  BDO Seidman, LLP (a) have expressed their opinion with respect to the consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, (b) have not given the Company any indication that they will not include such opinion in the Registration Statement and the Prospectus, and (c) have confirmed to the Company that they are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

    5.11  No Defaults.  Except as to defaults, violations and breaches which individually or in the aggregate would not be material to the Company and its Subsidiaries, taken as a whole, neither the Company nor its Subsidiaries are in violation or default of any provision of their certificate of incorporation or bylaws, or other organizational documents, or in breach of, or default with respect to, any provision of any material agreement filed as an exhibit to the Company's filings with the Commission, any judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, or permit to which it is a party or by which it or any of its properties are bound; and there does not exist any state of fact which, with notice or lapse of time or both, would constitute an event of breach or default on the part of the Company or the Subsidiaries as defined in such documents, except such breaches or defaults which individually or in the aggregate would not be material to the Company and its Subsidiaries, taken as a whole.

    5.12  Compliance.  Neither the Company nor its Subsidiaries have been advised, and neither has any reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance therewith would not have a Material Adverse Effect.

    5.13  Taxes.  Each of the Company and its Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns which are required to be filed, or has received extensions thereof, and has paid or accrued all taxes shown as due thereon, and neither the Company nor its Subsidiaries has knowledge of a tax deficiency which has been or might be asserted or threatened against it which could have a Material Adverse Effect. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

    5.14  Books, Records and Accounts.  The books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its Subsidiaries. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

    5.15  Offering Materials.  The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares other than the Private Placement Memorandum or any amendment or supplement thereto. The Company has not in the past nor will it hereafter take any action independent of the Placement Agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares, as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

    5.16  Insurance.  The Company maintains insurance of the type and in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

    5.17  Investment Company.  The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

    5.18  Contributions.  At no time since its incorporation has the Company, directly or indirectly, (i) used any corporate or other funds for gifts, entertainment or other unlawful contributions to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

    5.19  Additional Information.  The Company represents and warrants that the information contained in the following documents, which the Placement Agent has furnished to the Purchaser, or will furnish prior to the Closing, is and will be true and correct in all material respects as of the respective dates that they were filed with the Commission, or their final dates, if not filed with the Commission and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading:

      (1) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999;

      (2) the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2000;

      (3) the Company's Proxy Statement for the 2000 Annual Meeting of Stockholders;

      (4) the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000;

      (5) the Registration Statement;

      (6) the Private Placement Memorandum, including all addenda and exhibits thereto (other than the Appendices); and

      (7) all other documents, if any, filed by the Company with the Commission since June 30, 2000 pursuant to the reporting requirements of the Exchange Act.

    5.20  Legal Opinions.  Prior to the Closing, Pollet & Richardson, counsel to the Company, will deliver its legal opinion to the Placement Agent (stating that each of the Purchasers may rely thereon as if directly addressed to each of them), substantially in such form as such counsel rendering the opinion and the Placement Agent may agree upon (the "Opinion Letter").

    6.  Representations, Warranties and Covenants of the Purchaser.

    6.1  Investment Intent and Expense.  The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making,

and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the number of Shares set forth on the signature page hereto in the ordinary course of its business and for its own account for investment (as defined for purposes of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the regulations thereunder) only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares within the meaning of Section 2(11) of the Securities Act; (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Act and the Rules and Regulations; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire and the Stock Certificate Questionnaire, both attached hereto as Appendix I, for use in preparation of the Registration Statement, and the answers thereto are true, correct and complete as of the date hereof and will be true. correct and complete as of the effective date of the Registration Statement; (v) the Purchaser has, in connection with its decision to purchase the number of Shares set forth on the signature page hereto, relied solely upon the Private Placement Memorandum and the documents included therein and the representations and warranties of the Company contained herein; and (vi) the Purchaser is a "qualified institutional buyer" within the meaning of Rule 144A promulgated under the Securities Act.

    6.2  Restrictions on Transfer.  The Purchaser hereby covenants with the Company not to make any sale of the Shares without satisfying the prospectus delivery requirement under the Securities Act, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement, all federal laws and requirements, including without limitation the Securities Act and the rules and regulations promulgated thereunder and any applicable state securities or blue sky laws and (B) the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company determines the use of the prospectus forming a part of the Registration Statement should be suspended until such time as an amendment or supplement to the Registration Statement or the Prospectus has been filed by the Company and any such amendment to the Registration Statement is declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus and the Purchaser hereby covenants that it will thereafter solely utilize said amended or supplemented prospectus for the sale of Shares. The Purchaser further covenants to notify the Company promptly of the sale of any or all of its Shares.

    6.3  Authorization.  The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 9 hereof may be legally unenforceable.

    6.4  Restriction on Sales, Short Sales and Hedging Transactions.  Purchaser represents and agrees that during the period of five business days immediately prior to the execution of this Agreement by Purchaser, Purchaser did not, and from such date through the effectiveness of the Registration Statement (as defined below), Purchaser will not, directly or indirectly, execute or effect or cause to be executed or effected any short sale, option or equity swap transactions in or with respect to the Common Stock or any other derivative security transaction the purpose or effect of which is to hedge or transfer to a third party all or any part of the risk of loss associated with the ownership of the Shares by the Purchaser.

    6.5  No Legal, Tax or Investment Advice.  Purchaser understands that nothing in the Private Placement Memorandum, the Agreement, the Opinion Letter or any other materials presented to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

    6.6  Further Agreements of Purchaser.

    (a) The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the rules and regulations promulgated thereunder, and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

    (b) The Purchaser understands that its investment in the Shares involves a significant degree of risk and that the market price of the Common Stock has been volatile and that no representation is being made as to the future value of the Common Stock. The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the ability to bear the economic risks of an investment in the Shares.

    (c) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

    (d) The Purchaser understands that, until such time as the Registration Statement has been declared effective or the Shares may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):

  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

    (e) The Purchaser's principal executive offices are in the jurisdiction set forth immediately below the Purchaser's name on the signature pages hereto.

    (f)  The Purchaser hereby covenants with the Company not to make any sale of the Shares under the Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate Purchaser's Certificate: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or blue sky laws and (B) the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Purchaser further covenants to notify the Company promptly of the sale of any or all of its Shares and the Purchaser hereby covenants that it will thereafter solely utilize said amended or supplemented prospectus for the sale of Shares.

    (g) Notwithstanding anything to the contrary contained herein, at any time after the effectiveness of the Registration Statement, the Company may refuse to permit the Purchaser to resell any Shares pursuant to the Registration Statement for a period not to exceed ninety (90) days (the "Blackout Period"); provided however, that to exercise this right, the Company must deliver a certificate in writing to the Purchaser to the effect that a delay in such sale is necessary because a sale pursuant to such Registration Statement in its then-current form would not be in the best interests of the Company and its stockholders due to disclosure obligations of the Company. Notwithstanding the foregoing, the Company shall not be entitled to exercise its right to block such sales more than three (3) times during the effectiveness of the Registration Statement or more than one (1) time in any four-month period. Each Purchaser hereby covenants and agrees that it will not sell any Shares pursuant to the Registration Statement during such Blackout Periods.

    7.  Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

    8.  Covenants.

    8.1  Registration Procedures and Expenses.

    (a) The Company shall:

      (1) as soon as practicable after the Closing, but in no event later than two (2) weeks following the Closing, prepare and file with the Commission the Registration Statement relating to the sale of the Shares by the Purchaser from time to time through the automated quotation system of the Nasdaq National Market or the facilities of any national securities exchange on which the Company's Common Stock is then traded or in privately-negotiated transactions;

      (2) use its reasonable efforts subject to receipt of necessary information from the Purchasers, to cause the Commission to notify the Company of the Commission's willingness to declare the Registration Statement effective within 60 days after the Registration Statement is filed by the Company;

      (3) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) twenty-four (24) months after the effective date of the Registration Statement or (ii) the date on which the Shares may be resold by the Purchasers without registration by reason of Rule 144(k) under the Securities Act or any other rule of similar effect;

      (4) furnish to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such reasonable number of copies of prospectuses in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

      (5) file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

      (6) bear all expenses in connection with the procedures in paragraphs (1) through (5) of this Section 8.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any.

    (b) The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Purchaser, make publicly available other information), and it will take such further action as any Purchaser may reasonably request, all to the extent required from time to time to enable such Purchaser to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Purchaser, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

    8.2  Transfer of Shares After Registration.  The Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 8.1, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its Plan of Distribution.

    8.3  Termination of Conditions and Obligations.  The restrictions imposed by Section 6 or this Section 8 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the passage of twenty-four months from the effective date of the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

    8.4  Information Available.  So long as the Registration Statement is effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser:

      (1) upon request, as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, within 120 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K, (iii) if not included in substance in its Quarterly Reports to Shareholders, its quarterly reports on Form 10-Q, and (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

      (2) upon the reasonable request of the Purchaser, a reasonable number of copies of the prospectuses to supply to any other party requiring such prospectuses;

and the Company, upon the reasonable request of the Purchaser, will meet with the Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Shares subject to appropriate confidentiality limitations.

    9.  Indemnification.  For the purpose of this Section 9 only:

      (1) the term "Purchaser" shall include the Purchaser and any affiliate of such Purchaser; and the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 8.1.

      (2) The Company agrees to indemnify and hold harmless each of the Purchasers and each person, if any, who controls any Purchaser within the meaning of the Securities Act, against any and all losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform in all material respects its obligations hereunder or under law, and will reimburse each Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 6.2 or 8.2 hereof respecting sale of the Shares, or (iii) the inaccuracy of any representations made by such Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

      (3) Each Purchaser will severally indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 6.2 or 8.2 hereof respecting the sale of the Shares or (ii) the inaccuracy of any representation made by such Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

      (4) Promptly after receipt by an indemnified party under this Section 9 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9 promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 9 or to the extent it is not materially prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party, based upon the advice of such indemnified party's counsel, the indemnified party shall have reasonably concluded that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently reasonably incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (2), representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

      (5) If the indemnification provided for in this Section 9 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (2), (3) or (4) of this Section 9 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (3) of this Section 9, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (3) of this Section 9 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (5); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (4) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined solely by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 9, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 9 are several and not joint.

    10.  Broker's Fee.  The Purchaser acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Shares to the Purchaser. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

    11.  Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

      (1) if to the Company, to:

        Andrew F. Pollet
        Chairman
        STAAR Surgical Company
        1911 Walker Avenue
        Monrovia, California 91016

        with a copy to:

        Pollet & Richardson
        10900 Wilshire Boulevard
        Suite 500
        Los Angeles, California 90024
        Attention: Andrew F. Pollet, Esq.

  or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

      (2) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

    12.  Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by an authorized representative of the Company and the Purchaser.

    13.  Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

    14.  Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

    15.  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws and the federal law of the United States of America.

    16.  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

    [Signature Page Follows]

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

STAAR SURGICAL COMPANY
/s/ ANDREW F. POLLET By: Andrew F. Pollet Its: Chairman

Fortis Series Fund, Inc. Aggressive Growth Series Name of Purchaser (Individual or Institution)	/s/ TAMARA L. FAGELY Name of Individual representing Purchaser (if an Institution)
Vice President & Treasurer Title of Individual representing Purchaser (if an Institution)	/s/ TAMARA L. FAGELY Signature of Individual Purchaser or Individual representing Purchaser
Address: Fortis Financial Group 500 Bielenberg Drive Woodbury, MN 55125 Telephone: (651) 738-5586
Telecopier: (651) 738-0996
Number to Be Purchased	Price Per Share In Dollars	Aggregate Price
220,000	$14.00	$3,050,000

QuickLinks

Exhibit F FORM OF PURCHASE AGREEMENT